Exhibit 10.2
                                  ------------


International
         Strategic
                  Assets
                           Inc.



                              Management Agreement
                              --------------------
                             (updated March 3, 2003)

         This  management   agreement  will  re-define  the  parameters  of  the
agreement in place between International Strategic Assets, Inc. and Strategic Futures and Options.

         International Strategic Assets, Inc. shall pay all overhead each month. During the first week of each month, International Strategic Assets, Inc., shall invoice Strategic Futures and Options for half (50%) of the overhead paid the previous month, or $6,976.64 (this change reflects updated billing).

         Strategic Futures and Options shall pay that invoice for $6,976.64 in full on the fifteenth of the month.

         Dated as of March 3, 2003.


International Strategic Assets, Inc.        Strategic Futures and Options, Inc.


By  /s/ Ronald G. Wolfbauer                 By  /s/ Ronald G. Wolfbauer
    -----------------------                     -----------------------
Ronald G. Wolfbauer, Jr.                    Ronald G. Wolfbauer, Jr.
President                                   President and CEO




                       1750 Yankee Doodle Road, Suite 202
                                 Eagan, MN 55121
                       Phone: 651-681-8408 1-800-822-7734
                                Fax: 651-406-9331